Morgan Stanley Dean Witter High Income Advantage Trust II
LETTER TO THE SHAREHOLDERS - JULY 31, 2001

Dear Shareholder:
During the 12-month period ended July 31, 2001, the high-yield market experienced a great deal of volatility, caused by continued bad news in the telecommunications sector, a declining equity market in the fall, a large new-issue calendar in the spring and a continued high default rate. Several telecom companies announced poor earnings and lower revenues, which pushed the whole sector lower throughout most of the past six months. Liquidity worsened on both the buy and sell sides as dealers resisted putting their capital at risk. Mutual fund flows, which were negative during the second half of 2000, turned positive early in 2001 before going negative again for the last three weeks of June. At the same time, a large number of new issues were priced and the telecom problems worsened.

Credit spreads in the high-yield market relative to U.S. Treasury securities continued to trade at very wide levels during the period under review. Spreads continued to widen within the lower-rated portion of the high-yield market as investors continued to favor the higher-quality end of the marketplace. As a result of this trend, lower-yielding, higher-quality BB-rated bonds held up significantly better than lower-rated bonds.

Performance and Portfolio Strategy
For the 12-month period ended July 31, 2001, Morgan Stanley Dean Witter High Income Advantage Trust II produced a total return of -44.49 percent, based on a change in net asset value (NAV) and reinvestment of distributions totaling $0.43925 per share. For the same period, the Trust's total return was -50.73 percent, based on a change in its market price on the New York Stock Exchange
(NYSE) and reinvestment of distributions.

In May, the Trust lowered its monthly dividend rate to $0.02125 per share, to better reflect the Trust's income levels. The previous dividend rate was $0.02975 per share. The new dividend rate was effective with the dividend declared on May 29, 2001, and payable on June 22, 2001. If any additional income is earned by the Trust, it may be paid to shareholders at the end of 2001.

The past three years have been one of the most difficult periods for the high-yield market. As a result of the substantial weakness in the market, we have seen high-yield bond prices decline sharply and yields rise over this period. The Trust's core position in the B-rated sector was adversely affected. Our allocations in the fixed-line communications sector and to a lesser extent the wireless communications sector were the major reasons for the disappointing performance. Fixed-line telecom was the worst-performing sector during the past twelve months; it vastly underperformed the rest of the high-yield market. This sector experienced a high default rate and many rating downgrades, which led investors to sell the sector and push prices down for most

Morgan Stanley Dean Witter High Income Advantage Trust II
LETTER TO THE SHAREHOLDERS - JULY 31, 2001 continued

telecom bonds. In our opinion, while many telecom issuers have had problems in this very challenging environment, we believe that the sentiment has become excessively negative. Our value-oriented analysis suggests that this sector may perform better in the months ahead.

The new portfolio management team, which took over responsibility for the Trust in January, has had a very active six months in terms of repositioning the portfolio for the current market environment. We initiated positions in more than 30 new companies, including Allied Waste, Chesapeake Energy, Schuler Homes, Salem Communications, Healthnet, Primedia, Quebecor, Nextmedia and Beazer Homes. We eliminated positions in many companies such as Brill Media, Envirodyne, Neff, Friendly's, Windemere, Sabreliner and James Cable. We have increased the overall credit quality of the portfolio by buying BB-rated securities while trimming our exposure to the telecom sector. However, we continue to maintain constructive positions in wireline communications, cable, wireless communications and media.

Looking Ahead
We believe that, for some investors, the widening of spreads in June and July has added to the attractiveness of the high-yield market. Historically, the high-yield market has done well in periods following the lowering of interest rates by the Federal Reserve Board. However, for the high-yield market to enjoy sustained improvement, we believe that it will be important to see further evidence of an improving economy, easier credit availability from banks, lower future default rates and a return of positive capital flows into the asset class.

We would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, repurchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lowest at the time of purchase.

We appreciate your ongoing support of Morgan Stanley Dean Witter High Income Advantage Trust II and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President

Morgan Stanley Dean Witter High Income Advantage Trust II
PORTFOLIO OF INVESTMENTS - JULY 31, 2001

PRINCIPAL
AMOUNT IN                                                            COUPON        MATURITY
THOUSANDS                                                             RATE           DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Corporate Bonds (90.2%)
            Advertising (1.2%)
 $   775    Interep National Radio Sales Inc. .....................  10.00%        07/01/08    $   643,250
                                                                                               -----------
            Aerospace & Defense (1.1%)
     800    Loral Space & Communications Ltd. .....................   9.50         01/15/06        600,000
                                                                                               -----------
            Airlines (0.9%)
     540    Air Canada Corp. (Canada)..............................  10.25         03/15/11        464,400
                                                                                               -----------
            Alternative Power Generation (0.7%)
     365    AES Corp. .............................................   8.875        02/15/11        355,875
                                                                                               -----------
            Auto Parts: O.E.M. (1.4%)
     550    Hayes Lemmerz International, Inc. .....................   8.25         12/15/08        363,000
     170    Hayes Wheels International, Inc. (Series B)............   9.125        07/15/07        120,700
     240    Lear Corp. ............................................   8.11         05/15/09        246,554
                                                                                               -----------
                                                                                                   730,254
                                                                                               -----------
            Broadcast/Media (1.0%)
     685    Tri-State Outdoor Mediagroup, Inc. ....................  11.00         05/15/08        514,606
                                                                                               -----------
            Broadcasting (2.1%)
     185    Radio One, Inc. - 144A*................................   8.875        07/01/11        189,163
     325    Salem Communications Holding Corp. - 144A*.............   9.00         07/01/11        330,688
     195    XM Satellite Radio Inc. ...............................  14.00         03/15/10        120,900
     500    Young Broadcasting Inc. - 144A*........................  10.00         03/01/11        492,499
                                                                                               -----------
                                                                                                 1,133,250
                                                                                               -----------
            Cable/Satellite TV (8.5%)
     800    Adelphia Communications Corp. .........................  10.50         07/15/04        799,999
     200    Adelphia Communications Corp. .........................  10.875        10/01/10        201,000
   9,000    Australis Holdings Property Ltd. (Australia) (a) (b)...  15.00         11/01/02            900
     425    British Sky Broadcasting Group (United Kingdom)........   6.875        02/23/09        399,734
     470    British Sky Broadcasting Group PLC (United Kingdom)....   8.20         07/15/09        477,210
     950    Callahan Nordhein Westfalen (Germany)..................  14.00         07/15/10        693,500
   1,130    Charter Communications Holdings Corp. - 144A*..........  11.75++       05/15/11        658,225
   1,500    Knology Holdings, Inc. ................................  11.875++      10/15/07        465,000
     475    Telewest Communications PLC (United Kingdom)...........   9.875        02/01/10        372,875
     900    United Pan Europe Communications N.V. (Netherlands)....  10.875        08/01/09        378,000
                                                                                               -----------
                                                                                                 4,446,443
                                                                                               -----------
            Casino/Gaming (2.9%)
   2,425    Aladdin Gaming Capital Corp. (Series B)................  13.50++       03/01/10        630,499
   1,802    Resort at Summerlin LP (Series B) (a) (b)..............  13.00         12/15/07         18,020
     420    Station Casinos, Inc. .................................   8.375        02/15/08        422,100
     475    Station Casinos, Inc. .................................   9.875        07/01/10        485,688
                                                                                               -----------
                                                                                                 1,556,307
                                                                                               -----------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter High Income Advantage Trust II
PORTFOLIO OF INVESTMENTS - JULY 31, 2001 continued

PRINCIPAL
AMOUNT IN                                                            COUPON        MATURITY
THOUSANDS                                                             RATE           DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Cellular Telephone (1.1%)
 $   500    Dobson/Sygnet Communications...........................  12.25 %       12/15/08    $   517,500
   3,300    Dolphin Telecom PLC (United Kingdom) (a)...............  11.50++       06/01/08         41,250
   2,750    Dolphin Telecom PLC (Series B) (United Kingdom) (a)....  14.00++       05/15/09         27,500
                                                                                               -----------
                                                                                                   586,250
                                                                                               -----------
            Chemicals: Specialty (0.2%)
     100    Millennium America, Inc - 144A*........................   9.25         06/15/08        101,500
                                                                                               -----------
            Commercial Printing/Forms (0.6%)
   1,500    Premier Graphics Inc. (a) (b)..........................  11.50         12/01/05         45,000
     275    Quebecor Media, Inc. - 144A* (Canada)..................  11.125        07/15/11        289,438
                                                                                               -----------
                                                                                                   334,438
                                                                                               -----------
            Consumer/Business Services (3.7%)
     800    Anacomp, Inc. (Series B) (b)...........................  10.875        04/01/04        144,000
   1,000    Anacomp, Inc. (Series D) (b)...........................  10.875        04/01/04        180,000
   1,777    Comforce Corp. (Series B)..............................  15.00+        12/01/09        799,853
     210    Comforce Operating, Inc. ..............................  12.00         12/01/07        168,000
     700    MDC Communications Corp. (Canada)......................  10.50         12/01/06        651,000
                                                                                               -----------
                                                                                                 1,942,853
                                                                                               -----------
            Containers/Packaging (2.2%)
     550    Berry Plastics Corp. ..................................  12.25         04/15/04        555,500
     850    Owens-Illinois, Inc. ..................................   7.80         05/15/18        599,250
                                                                                               -----------
                                                                                                 1,154,750
                                                                                               -----------
            Diversified Manufacturing (3.8%)
     805    Eagle-Picher Industries, Inc. .........................   9.375        03/01/08        543,375
   2,486    Jordan Industries, Inc. (Series B).....................  11.75++       04/01/09      1,491,600
                                                                                               -----------
                                                                                                 2,034,975
                                                                                               -----------
            Electric Utilities (1.0%)
     275    Mirant Americas Generation - 144A*.....................   7.625        05/01/06        283,388
     220    PG&E National Energy Group - 144A*.....................  10.375        05/16/11        228,001
                                                                                               -----------
                                                                                                   511,389
                                                                                               -----------
            Electronic Distributors (0.7%)
     320    BRL Universal Equipment................................   8.875        02/15/08        320,000
   3,000    CHS Electronics, Inc. (a) (b)..........................   9.875        04/15/05         60,000
                                                                                               -----------
                                                                                                   380,000
                                                                                               -----------
            Electronic Equipment/Instruments (0.6%)
     875    High Voltage Engineering, Inc. ........................  10.75         08/15/04        332,500
                                                                                               -----------
            Electronics/Appliances (0.1%)
   9,945    International Semi-Tech Microelectronics, Inc. (Canada)
              (a) (b)..............................................  11.50         08/15/03         49,725
                                                                                               -----------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter High Income Advantage Trust II
PORTFOLIO OF INVESTMENTS - JULY 31, 2001 continued

PRINCIPAL
AMOUNT IN                                                            COUPON        MATURITY
THOUSANDS                                                             RATE           DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Engineering & Construction (0.9%)
 $   285    Encompas Services Corp. - 144A*........................  10.50 %       05/01/09    $   266,475
     765    Metromedia Fiber Network, Inc. ........................  10.00         12/15/09        225,675
                                                                                               -----------
                                                                                                   492,150
                                                                                               -----------
            Environmental Services (3.0%)
     450    Allied Waste North America Inc. (Series B).............  10.00         08/01/09        470,250
     525    Allied Waste North America Inc. - 144A*................   8.875        04/01/08        548,625
     275    Waste Management, Inc. ................................   7.375        08/01/10        284,295
     300    WMX Technologies, Inc. ................................   7.00         10/15/06        308,655
                                                                                               -----------
                                                                                                 1,611,825
                                                                                               -----------
            Finance/Rental/Leasing (0.5%)
     385    Ono Finance PLC - 144A* (United Kingdom)...............  14.00         02/15/11        265,650
                                                                                               -----------
            Food Distributors (1.6%)
     900    Volume Services America, Inc. .........................  11.25         03/01/09        846,000
                                                                                               -----------
            Food Retail (0.7%)
     345    Delhaize America, Inc. - 144A*.........................   9.00         04/15/31        394,508
                                                                                               -----------
            Food: Meat/Poultry/Fish (0.6%)
     290    Michael Foods, Inc. - 144A*............................  11.75         04/01/11        301,600
                                                                                               -----------
            Forest Products (1.1%)
     565    Tembec Industries, Inc. (Canada).......................   8.50         02/01/11        581,950
                                                                                               -----------
            Home Building (4.0%)
     400    Beazer Homes USA, Inc. ................................   8.625        05/15/11        406,000
     525    Centex Corp. ..........................................   7.875        02/01/11        535,526
     360    Schuler Homes, Inc. - 144A*............................   9.375        07/15/09        360,000
     170    Schuler Homes, Inc. - 144A*............................  10.50         07/15/11        174,250
     575    Toll Brothers, Inc. ...................................   8.25         02/01/11        569,249
                                                                                               -----------
                                                                                                 2,045,025
                                                                                               -----------
            Hospital/Nursing Management (3.3%)
   1,100    HCA - The Healthcare Company...........................   8.75         09/01/10      1,182,500
     375    Tenet Healthcare Corp. ................................   8.625        01/15/07        393,750
     175    Tenet Healthcare Corp. ................................   8.125        12/01/08        185,500
                                                                                               -----------
                                                                                                 1,761,750
                                                                                               -----------
            Hotels/Resorts/Cruiselines (0.7%)
   1,500    Epic Resorts LLC (Series B) (a)........................  13.00         06/15/05        390,000
                                                                                               -----------
            Household/Personal Care (2.7%)
   1,470    J.B. Williams Holdings, Inc. ..........................  12.00         03/01/04      1,440,600
                                                                                               -----------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter High Income Advantage Trust II
PORTFOLIO OF INVESTMENTS - JULY 31, 2001 continued

PRINCIPAL
AMOUNT IN                                                            COUPON        MATURITY
THOUSANDS                                                             RATE           DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Internet Software/Services (1.3%)
 $   575    Exodus Communications, Inc. ...........................  11.625%       07/15/10    $   184,000
   1,300    Globix Corp. ..........................................  12.50         02/01/10        390,000
     650    PSINet, Inc. (a) (b)...................................  10.50         12/01/06         39,000
   1,400    PSINet, Inc. (a) (b)...................................  11.00         08/01/09         84,000
                                                                                               -----------
                                                                                                   697,000
                                                                                               -----------
            Managed Health Care (2.0%)
     575    Aetna Inc. ............................................   7.875        03/01/11        575,328
     500    Healthnet, Inc. - 144A*................................   8.375        04/15/11        497,605
                                                                                               -----------
                                                                                                 1,072,933
                                                                                               -----------
            Media Conglomerates (0.5%)
     235    Nextmedia Operating, Inc. - 144A*......................  10.75         07/01/11        242,638
                                                                                               -----------
            Medical Specialties (0.0%)
   2,300    Mediq/PRN Life Support Services, Inc. (b)..............  11.00         06/01/08         23,000
                                                                                               -----------
            Medical/Nursing Services (0.8%)
     450    Fresenius Med Cap Trust - 144A*........................   7.875        06/15/11        443,250
                                                                                               -----------
            Miscellaneous Commercial Services (0.3%)
     135    Advanstar Communications, Inc. ........................  12.00         02/15/11        136,350
                                                                                               -----------
            Movies/Entertainment (0.8%)
     400    Alliance Atlantis Communications, Inc. (Canada)........  13.00         12/15/09        424,000
                                                                                               -----------
            Office Equipment/Supplies (3.3%)
   3,200    Mosler, Inc. (b).......................................  11.00         04/15/03      1,760,000
                                                                                               -----------
            Oil & Gas Production (1.1%)
     590    Chesapeake Energy Corp. ...............................   8.125        04/01/11        566,400
                                                                                               -----------
            Oilfield Services/Equipment (0.2%)
      95    Key Energy Services, Inc. - 144A*......................   8.375        03/01/08         94,763
                                                                                               -----------
            Other Consumer Specialties (1.1%)
     725    Samsonite Corp. .......................................  10.75         06/15/08        601,750
                                                                                               -----------
            Other Metals/Minerals (0.5%)
     285    Phelps Dodge Corp......................................   8.75         06/01/11        291,048
                                                                                               -----------
            Publishing: Books/Magazines (0.8%)
     450    PRIMEDIA, Inc. - 144A*.................................   8.875        05/15/11        432,000
                                                                                               -----------
            Real Estate Development (0.5%)
     300    CB Richard Ellis Services, Inc. - 144A*................  11.25         06/15/11        291,000
                                                                                               -----------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter High Income Advantage Trust II
PORTFOLIO OF INVESTMENTS - JULY 31, 2001 continued

PRINCIPAL
AMOUNT IN                                                            COUPON        MATURITY
THOUSANDS                                                             RATE           DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Recreational Products (1.8%)
 $   545    CSC Holdings, Inc. - 144A*.............................   7.625%       04/01/11    $   546,744
     375    International Game Technology..........................   8.375        05/15/09        390,938
                                                                                               -----------
                                                                                                   937,682
                                                                                               -----------
            Restaurants (2.3%)
  16,077    American Restaurant Group Holdings, Inc. - 144A* (c)...   0.00         12/15/05        803,870
   4,000    FRD Acquisition Corp. (Series B) (a) (b)...............  12.50         07/15/04        440,000
                                                                                               -----------
                                                                                                 1,243,870
                                                                                               -----------
            Retail - Specialty (0.7%)
     400    Pantry, Inc. ..........................................  10.25         10/15/07        392,000
                                                                                               -----------
            Services to the Health Industry (0.9%)
     200    Anthem Insurance - 144A*...............................   9.125        04/01/10        211,464
     280    Omnicare, Inc. - 144A*.................................   8.125        03/15/11        284,200
                                                                                               -----------
                                                                                                   495,664
                                                                                               -----------
            Specialty Telecommunications (7.9%)
   3,000    Birch Telecom Inc. ....................................  14.00         06/15/08      1,349,999
     900    DTI Holdings, Inc. (Series B)..........................  12.50++       03/01/08        243,000
   1,150    Esprit Telecom Group PLC (United Kingdom) (b)..........  11.50         12/15/07         17,250
   1,400    Esprit Telecom Group PLC (United Kingdom) (b)..........  10.875        06/15/08         21,000
   4,600    Firstworld Communications, Inc. .......................  13.00++       04/15/08        184,000
     575    Global Crossing Holdings, Ltd. (Bermuda)...............   8.70         08/01/07        437,000
     290    Global Crossing Holdings, Ltd. (Bermuda)...............   9.50         11/15/09        220,400
   1,300    GT Group Telecom Inc. (Canada).........................  13.25++       02/01/10        390,000
     175    McLeodUSA, Inc. .......................................  11.375        01/01/09        102,375
     650    McLeodUSA, Inc. .......................................  11.50         05/01/09        364,033
     615    Pac-West Telecomm, Inc. ...............................  13.50         02/01/09        246,000
     450    Primus Telecommunications Group, Inc. .................  12.75         10/15/09         67,500
   1,080    Primus Telecommunications Group, Inc. (Series B).......   9.875        05/15/08        162,000
     650    Versatel Telecom International NV (Netherlands)........  13.25         05/15/08        195,000
   1,900    Viatel Inc. (a) (b)....................................  11.25         04/15/08         28,500
   1,800    Viatel Inc. (a) (b)....................................  12.50++       04/15/08         13,500
     650    Viatel Inc. (issued 03/19/99) (a) (b)..................  11.50         03/15/09          9,750
     600    Viatel, Inc. (issued 12/08/99) (a) (b).................  11.50         03/15/09          9,000
   1,865    World Access, Inc. (a) (b) (c).........................  13.25         01/15/08         37,300
     650    Worldwide Fiber Inc. (Canada) (a)......................  12.00         08/01/09          9,750
                                                                                               -----------
                                                                                                 4,107,357
                                                                                               -----------
            Telecommunications (7.0%)
     750    Covad Communications Group, Inc. ......................  12.50         02/15/09        135,000
   3,000    Covad Communications Group, Inc. (Series B)............  13.50++       03/15/08        330,000
     700    Covad Communications Group, Inc. (Series B)............  12.00         02/15/10        105,000
   3,700    e.Spire Communications, Inc. (a) (b)...................  13.75         07/15/07        739,999
   1,500    Focal Communications Corp. (Series B)..................  12.125++      02/15/08        300,000

                       See Notes to Financial Statements

Morgan Stanley Dean Witter High Income Advantage Trust II
PORTFOLIO OF INVESTMENTS - JULY 31, 2001 continued

PRINCIPAL
AMOUNT IN                                                            COUPON        MATURITY
THOUSANDS                                                             RATE           DATE         VALUE
-----------------------------------------------------------------------------------------------------------
 $   650    Hyperion Telecommunication, Inc. (Series B)............  12.25 %       09/01/04    $   487,500
     650    MGC Communications, Inc. ..............................  13.00         04/01/10        182,000
     650    NEXTLINK Communications LLC............................  12.50         04/15/06        227,500
     985    NTL Communications Corp. ..............................  11.875        10/01/10        645,175
   2,400    Rhythms Netconnections, Inc. ..........................  12.75         04/15/09        240,000
   1,800    Rhythms Netconnections, Inc. ..........................  14.00         02/15/10         54,000
     650    Startec Global Communications Corp. ...................  12.00         05/15/08         19,500
     305    Talton Holdings, Inc. (Series B).......................  11.00         06/30/07        192,150
                                                                                               -----------
                                                                                                 3,657,824
                                                                                               -----------
            Trucks/Construction/Farm Machinery (1.2%)
     775    J.B. Poindexter & Co., Inc. ...........................  12.50         05/15/04        620,000
                                                                                               -----------
            Wholesale Distributors (0.4%)
     225    Burhmann US, Inc. .....................................  12.25         11/01/09        216,000
                                                                                               -----------
            Wireless Communications (1.9%)
     400    American Cellular Corp. - 144A*........................   9.50         10/15/09        380,000
     665    AMSC Acquisition Co., Inc. (Series B)..................  12.25         04/01/08        133,000
  10,000    CellNet Data Systems, Inc. (a) (b).....................  14.00++       10/01/07         50,000
     500    Globalstar LP/Capital Corp. (b)........................  10.75         11/01/04         25,000
   1,000    Globalstar LP/Capital Corp. (b)........................  11.50         06/01/05         50,000
   1,600    Orbcomm Global LP/Capital Corp. (Series B) (a) (b).....  14.00         08/15/04         48,000
   2,920    USA Mobile Communications Holdings, Inc. ..............  14.00         11/01/04        292,000
   1,350    WinStar Communications, Inc. (a) (b)...................  12.75         04/15/10         20,250
                                                                                               -----------
                                                                                                   998,250
                                                                                               -----------
            Total Corporate Bonds
            (Cost $125,672,894).............................................................    47,748,602
                                                                                               -----------
NUMBER OF
 SHARES
---------
            Preferred Stocks (4.3%)
            Broadcasting (0.7%)
      41    Paxson Communications 13.25%....................................................       377,200
                                                                                               -----------
            Cellular Telephone (0.2%)
     129    Dobson Communications...........................................................       117,390
                                                                                               -----------
            Electric Utilities (0.8%)
     402    TNP Enterprises, Inc. ..........................................................       438,180
                                                                                               -----------
            Publishing: Books/Magazines (0.0%)
     290    PRIMEDIA, Inc. 10%..............................................................        23,780
                                                                                               -----------
            Restaurants (0.3%)
   1,486    American Restaurant Group Holdings, Inc. (Series B).............................       148,600
                                                                                               -----------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter High Income Advantage Trust II
PORTFOLIO OF INVESTMENTS - JULY 31, 2001 continued

NUMBER OF
 SHARES                                                                                           VALUE
-----------------------------------------------------------------------------------------------------------
            Specialty Telecommunications (0.5%)
     240    Broadwing Communications, Inc. (Series B).......................................   $   235,200
   9,574    Xo Communications, Inc. ........................................................        52,656
                                                                                               -----------
                                                                                                   287,856
                                                                                               -----------
            Telecommunication Equipment (0.7%)
1,120,000   FWT, Inc. (Class A) (c).........................................................       369,600
                                                                                               -----------
            Wireless Communications (1.1%)
     794    Nextel Communications, Inc.+ ...................................................       512,259
                                                                                               -----------
            Total Preferred Stocks
            (Cost $8,337,648)...............................................................     2,274,865
                                                                                               -----------
            Common Stocks (d) (0.1%)
            Apparel/Footwear Retail (0.0%)
1,301,189   County Seat Stores, Inc. (c)....................................................        11,711
                                                                                               -----------
            Casino/Gaming (0.0%)
   3,000    Fitzgeralds Gaming Corp. .......................................................             3
                                                                                               -----------
            Foods: Specialty/Candy (0.0%)
   1,121    SFAC New Holdings Inc. (c)......................................................           280
     206    SFFB Holdings, Inc. (c).........................................................             2
 225,000    Specialty Foods Acquisition Corp. - 144A*.......................................         2,250
                                                                                               -----------
                                                                                                     2,532
                                                                                               -----------
            Medical/Nursing Services (0.0%)
 287,831    Raintree Healthcare Corp. (c)...................................................         2,590
                                                                                               -----------
            Motor Vehicles (0.0%)
      91    Northern Holdings Industrial Corp. (c)..........................................            --
                                                                                               -----------
            Restaurants (0.0%)
  12,500    American Restaurant Group Holdings, Inc. - 144A*................................         3,125
                                                                                               -----------
            Specialty Telecommunications (0.1%)
  20,001    Versatel Telecom International NV (ADR) (Netherlands)...........................        32,002
   9,426    World Access, Inc. (c)..........................................................           377
                                                                                               -----------
                                                                                                    32,379
                                                                                               -----------
            Telecommunication Equipment (0.0%)
 112,000    FWT, Inc. (Class A) (c).........................................................         1,120
                                                                                               -----------
            Textiles (0.0%)
 298,462    United States Leather, Inc. (c).................................................         2,985
                                                                                               -----------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter High Income Advantage Trust II
PORTFOLIO OF INVESTMENTS - JULY 31, 2001 continued

NUMBER OF
 SHARES                                                                                           VALUE
-----------------------------------------------------------------------------------------------------------
            Wireless Communications (0.0%)
 402,993    Arch Wireless, Inc. (c) ........................................................   $     8,021
  19,140    Vast Solutions, Inc. (Class B1) (c).............................................           191
  19,140    Vast Solutions, Inc. (Class B2) (c).............................................           191
  19,140    Vast Solutions, Inc. (Class B3) (c).............................................           191
                                                                                               -----------
                                                                                                     8,594
                                                                                               -----------
            Total Common Stocks
            (Cost $39,594,543)..............................................................        65,039
                                                                                               -----------

NUMBER OF                                                                         EXPIRATION
WARRANTS                                                                            DATE
---------                                                                         ----------
            Warrants (d) (0.2%)
            Aerospace & Defense (0.1%)
   6,000    Sabreliner Corp. - 144A*.......................................        04/15/03         59,999
                                                                                               -----------
            Broadcasting (0.0%)
     330    XM Satellite Radio Holdings Inc. - 144A*.......................        03/15/10          6,600
                                                                                               -----------
            Casino/Gaming (0.0%)
  46,750    Aladdin Gaming Enterprises, Inc. - 144A*.......................        03/01/10            468
   1,500    Resort at Summerlin LP - 144A*.................................        12/15/07             15
                                                                                               -----------
                                                                                                       483
                                                                                               -----------
            Electric Utilities (0.0%)
     375    TNP Enterprises, Inc. - 144A*..................................        04/01/11         11,250
                                                                                               -----------
            Finance/Rental/Leasing (0.0%)
     385    Ono Finance PLC - 144A* (United Kingdom).......................        05/31/09         19,250
                                                                                               -----------
            Hotels/Resorts/Cruiselines (0.0%)
   1,500    Epic Resorts LLC - 144A*.......................................        06/15/05             15
                                                                                               -----------
            Internet Software/Services (0.0%)
   4,600    Varado Holdings, Inc. - 144A*..................................        04/15/08             46
                                                                                               -----------
            Restaurants (0.0%)
   1,000    American Restaurant Group Holdings, Inc. - 144A*...............        08/15/08             10
                                                                                               -----------
            Specialty Telecommunications (0.1%)
   3,000    Birch Telecom Inc. - 144A*.....................................        06/15/08            300
   1,300    GT Group Telecom Inc. (Canada) - 144A*.........................        02/01/10         32,500
                                                                                               -----------
                                                                                                    32,800
                                                                                               -----------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter High Income Advantage Trust II
PORTFOLIO OF INVESTMENTS - JULY 31, 2001 continued

NUMBER OF                                                                         EXPIRATION
WARRANTS                                                                             DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Telecommunications (0.0%)
     650    Startec Global Communications Corp. - 144A*....................        05/15/08    $        20
                                                                                               -----------
            Wireless Communications (0.0%)
     700    Motient Corp. - 144A*..........................................        04/01/08            350
                                                                                               -----------
            Total Warrants
            (Cost $311,066).................................................................       130,823
                                                                                               -----------

PRINCIPAL
AMOUNT IN                                                            COUPON       MATURITY
THOUSANDS                                                            RATE           DATE
---------                                                            ------       ----------
            Short-Term Investment (1.4%)
            Repurchase Agreement
 $   730    Joint repurchase agreement account (dated 07/31/01;
              proceeds $730,079) (e) (Cost $730,000)...............   3.887%       08/01/01         730,000
                                                                                                -----------
            Total Investments (Cost $174,646,151) (f)............................      96.2%     50,949,329
            Other Assets in Excess of Liabilities................................       3.8       2,036,964
                                                                                      -----     -----------
            Net Assets...........................................................     100.0%    $52,986,293
                                                                                      =====     ===========

---------------------

   ADR      American Depository Receipt.
    *       Resale is restricted to qualified institutional investors.
    +       Payment-in-kind security.
    ++      Currently a zero coupon bond and will pay interest at the
            rate shown at a future specified date.
   (a)      Issuer in bankruptcy.
   (b)      Non-income producing security; bond in default.
   (c)      Acquired through exchange offer.
   (d)      Non-income producing securities.
   (e)      Collateralized by Federal agency and U.S. Treasury
            obligations.
   (f)      The aggregate cost for federal income tax purposes
            approximates identified cost. The aggregate gross unrealized depreciation is $124,272,570 and the aggregate gross
            unrealized appreciation is $575,748, resulting in net
            unrealized depreciation of $123,696,822.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter High Income Advantage Trust II
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
July 31, 2001

Assets:
Investments in securities, at value
  (cost $174,646,151)..............  $  50,949,329
Cash...............................            212
Receivable for:
    Interest.......................      1,953,977
    Investments sold...............        227,194
Prepaid expenses and other
  assets...........................         22,810
                                     -------------
    Total Assets...................     53,153,522
                                     -------------
Liabilities:
Investment management fee
  payable..........................         35,331
Accrued expenses and other
  payables.........................        131,898
                                     -------------
    Total Liabilities..............        167,229
                                     -------------
    Net Assets.....................  $  52,986,293
                                     =============
Composition of Net Assets:
Paid-in-capital....................  $ 292,813,703
Net unrealized depreciation........   (123,696,822)
Dividends in excess of net
  investment income................       (803,696)
Accumulated net realized loss......   (115,326,892)
                                     -------------
    Net Assets.....................  $  52,986,293
                                     =============
    Net Asset Value Per Share,
    35,300,507 shares outstanding
    (unlimited shares authorized of
    $.01 par value)................          $1.50
                                     =============

Statement of Operations
For the year ended July 31, 2001

Net Investment Income:
Income
Interest............................  $ 14,448,973
Dividends...........................         8,225
                                      ------------
    Total Income....................    14,457,198
                                      ------------
Expenses
Investment management fee...........       578,479
Transfer agent fees and expenses....       139,410
Professional fees...................        50,190
Shareholder reports and notices.....        34,530
Registration fees...................        27,649
Trustees' fees and expenses.........        20,637
Custodian fees......................        10,008
Other...............................        16,709
                                      ------------
    Total Expenses..................       877,612
                                      ------------
    Net Investment Income...........    13,579,586
                                      ------------
Net Realized and Unrealized Loss:
Net realized loss...................   (32,229,112)
Net change in unrealized
  depreciation......................   (24,872,787)
                                      ------------
    Net Loss........................   (57,101,899)
                                      ------------
Net Decrease........................  $(43,522,313)
                                      ============

                       See Notes to Financial Statements

Morgan Stanley Dean Witter High Income Advantage Trust II
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                              FOR THE YEAR   FOR THE YEAR
                                                                 ENDED          ENDED
                                                                JULY 31,       JULY 31,
                                                                  2001           2000
                                                              ------------   ------------
Increase (Decrease) in Net Assets:

Operations:
Net investment income.......................................  $ 13,579,586   $ 20,402,694
Net realized loss...........................................   (32,229,112)    (2,977,153)
Net change in unrealized depreciation.......................   (24,872,787)   (34,879,777)
                                                              ------------   ------------

    Net Decrease............................................   (43,522,313)   (17,454,236)
                                                              ------------   ------------

Dividends to shareholders from net investment income........   (15,505,450)   (21,612,132)
                                                              ------------   ------------

Decrease from transactions in shares of beneficial
  interest..................................................            --     (1,101,571)
                                                              ------------   ------------

    Net Decrease............................................   (59,027,763)   (40,167,939)
Net Assets:
Beginning of period.........................................   112,014,056    152,181,995
                                                              ------------   ------------

End of Period
(Including dividends in excess of net investment income of
$803,696 and accumulated undistributed net investment income
of $1,122,168, respectively)................................  $ 52,986,293   $112,014,056
                                                              ============   ============

                       See Notes to Financial Statements

Morgan Stanley Dean Witter High Income Advantage Trust II
NOTES TO FINANCIAL STATEMENTS - JULY 31, 2001

1. Organization and Accounting Policies
Morgan Stanley Dean Witter High Income Advantage Trust II (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's primary investment objective is to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective. The Trust seeks to achieve its objective by investing primarily in lower-rated fixed income securities. The Trust was organized as a Massachusetts business trust on July 7, 1988 and commenced operations on September 30, 1988.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange; the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain of the portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

Morgan Stanley Dean Witter High Income Advantage Trust II
NOTES TO FINANCIAL STATEMENTS - JULY 31, 2001 continued

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. Federal Income Tax Status -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. Dividends and Distributions to Shareholders -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. Investment Management Agreement
Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the following annual rates to the Trust's weekly net assets: 0.75% to the portion of weekly net assets not exceeding $250 million; 0.60% to the portion of weekly net assets exceeding $250 million but not exceeding $500 million; 0.50% to the portion of weekly net assets exceeding $500 million but not exceeding $750 million; 0.40% to the portion of weekly net assets exceeding $750 million but not exceeding $1 billion; and 0.30% to the portion of weekly net assets exceeding $1 billion.

3. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended July 31, 2001, aggregated $39,215,112 and $44,634,802, respectively.

Morgan Stanley Dean Witter High Income Advantage Trust II
NOTES TO FINANCIAL STATEMENTS - JULY 31, 2001 continued

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At July 31, 2001, the Trust had transfer agent fees and expenses payable of approximately $6,500.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended July 31, 2001 included in Trustees' fees and expenses in the Statement of Operations amounted to $7,746. At July 31, 2001, the Trust had an accrued pension liability of $56,185, which is included in accrued expenses in the Statement of Assets and Liabilities.

4. Shares of Beneficial Interest

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                                        EXCESS OF
                                                                SHARES     PAR VALUE    PAR VALUE
                                                              ----------   ---------   ------------
Balance, July 31, 1999......................................  35,611,307   $356,113    $322,912,469
Treasury shares purchased and retired (weighted average
  discount 4.65%)...........................................    (310,800)    (3,108)     (1,098,463)
Reclassification due to permanent book/tax differences......          --         --     (29,353,308)
                                                              ----------   --------    ------------
Balance, July 31, 2000 and July 31, 2001....................  35,300,507   $353,005    $292,460,698
                                                              ==========   ========    ============

5. Dividends
The Trust declared the following dividends from net investment income:

  DECLARATION     AMOUNT          RECORD             PAYABLE
     DATE        PER SHARE         DATE                DATE
  -----------    ---------   -----------------  ------------------
 July 24, 2001   0.02125      August 3, 2001     August 17, 2001
August 28, 2001  0.02125     September 7, 2001  September 21, 2001

6. Federal Income Tax Status
At July 31, 2001, the Trust had a net capital loss carryover of approximately $86,219,000, which may be used to offset future capital gains to the extent provided by regulations which is available through July 31 of the following years:

                       AMOUNT IN THOUSANDS
-----------------------------------------------------------------
 2002    2003     2004     2005    2006     2007    2008    2009
------  -------  -------  ------  -------  ------  ------  ------
$8,278  $23,309  $20,038  $9,296  $11,478  $4,331  $2,658  $6,831
======  =======  =======  ======  =======  ======  ======  ======

Morgan Stanley Dean Witter High Income Advantage Trust II
NOTES TO FINANCIAL STATEMENTS - JULY 31, 2001 continued

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of approximately $25,799,000 during fiscal 2001.

At July 31, 2001, the Trust had temporary book/tax differences primarily attributable to post-October losses, capital loss deferrals on wash sales and interest on bonds in default.

7. Change in Accounting Policy
Effective August 1, 2001, the Trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change will have no impact on the net assets of the Trust, but will result in an adjustment to the cost of securities and a corresponding adjustment to undistributed net investment income based on securities held as of July 31, 2001.

Morgan Stanley Dean Witter High Income Advantage Trust II
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                              FOR THE YEAR ENDED JULY 31
                                                 ----------------------------------------------------
                                                   2001       2000       1999       1998       1997
                                                 --------   --------   --------   --------   --------
Selected Per Share Data:

Net asset value, beginning of period...........   $  3.17    $  4.27     $ 5.56    $  5.83     $ 5.97
                                                  -------    -------     ------    -------     ------

Income (loss) from investment operations:
  Net investment income........................      0.38       0.58       0.65       0.73       0.73
  Net realized and unrealized loss.............     (1.61)     (1.07)     (1.26)     (0.26)     (0.11)
                                                  -------    -------     ------    -------     ------

Total income (loss) from investment
  operations...................................     (1.23)     (0.49)     (0.61)      0.47       0.62
                                                  -------    -------     ------    -------     ------

Less dividends from net investment income......     (0.44)     (0.61)     (0.68)     (0.74)     (0.76)
                                                  -------    -------     ------    -------     ------

Net asset value, end of period.................   $  1.50    $  3.17     $ 4.27    $  5.56     $ 5.83
                                                  =======    =======     ======    =======     ======

Market value, end of period....................   $  1.68    $  4.00     $5.438    $  6.00     $6.688
                                                  =======    =======     ======    =======     ======

Total Return+..................................    (50.73)%   (14.25)%     2.79%      0.52%     22.75%

Ratios to Average Net Assets:
Expenses.......................................      1.14%      0.96%      0.96%      0.90%      0.89%

Net investment income..........................     17.61%     15.59%     13.90%     12.69%     12.57%

Supplemental Data:
Net assets, end of period, in thousands........   $52,986   $112,014   $152,182   $198,072   $207,456

Portfolio turnover rate........................        54%        27%        61%       104%        90%

---------------------
   + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter High Income Advantage Trust II
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Morgan Stanley Dean Witter High Income Advantage Trust II:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter High Income Advantage Trust II (the "Trust"), including the portfolio of investments, as of July 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter High Income Advantage Trust II as of July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
September 10, 2001

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Stephen F. Esser
Vice President

Gordon W. Loery
Vice President

Deanna L. Loughnane
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
----------------------------------
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

MORGAN STANLEY
DEAN WITTER
HIGH INCOME
ADVANTAGE TRUST II


Annual Report
July 31, 2001